united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

17645 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

Item 1. Reports to Stockholders.

Grant Park Multi Alternative Strategies Fund

Class A shares: GPAAX	Class C shares: GPACX	Class I shares: GPAIX
Class N shares: GPANX

Annual Report

September 30, 2019

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.grantparkfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Performance Review for the Grant Park Multi Alternative Strategies Fund
October 1, 2018 – September 30, 2019

Past performance does not guarantee future results. Source: Morningstar

Dear Shareholder:

The Fund’s positive performance during the past 12 months resulted from the Fund’s ability to identify profitable opportunities across global financial and commodities markets. A quarter-by-quarter review provides a summary of the factors that drove Fund performance.

Q4 2018

The Fund’s performance for the quarter was -2.45%. Global economic growth concerns and an escalation of the U.S. and China trade conflict caused a significant decline across global equity markets. Positive returns in fixed income, currencies, and commodities sectors partially offset Fund losses.

Q1 2019

The Fund’s performance for the quarter was +5.21%. Performance was primarily driven by the U.S. Federal Reserve’s decision to lower interest rates. Equity and fixed income markets rallied as the global financial markets rapidly repriced. Losses in currencies and commodities markets partially offset Fund gains.

Q2 2019

The Fund’s performance for the quarter was +5.41%. Accommodative monetary policies drove global fixed income interest rates to historic lows and debt prices rallied in reaction, as did commodities and currencies markets. Equity markets reacted negatively to on-going trade tensions between the U.S. and China and sector performance for the quarter was slightly negative.

Q3 2019

The Fund’s performance for the quarter was +2.31%. Rallies in the fixed income markets were extended as the European Central Bank revised its policies and continued to ease monetary policy. Fund performance for the quarter was led by fixed income, currencies, and commodities investments. Performance in the equities markets was negative.

Distributions

Fund Dividend & Capital Gains Distributions
Record Date: December 12, 2018
Ex-Dividend/Payable/Reinvestment Date: Dec 13, 2018

Share Class	Reinvestment Price	Dividend Income	Short-Term Capital Gain	Long-Term Capital Gain	Distribution Total
A (GPAAX)	$10.36	$0.0000	$0.0000	$0.1598	$0.1598
C (GPACX)	$10.09	$0.0000	$0.0000	$0.1598	$0.1598
I (GPAIX)	$10.46	$0.0000	$0.0000	$0.1598	$0.1598
N (GPANX)	$10.38	$0.0000	$0.0000	$0.1598	$0.1598

Past distributions are no guarantee of future distributions or performance results.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Grant Park Funds. This and other important information about the Fund is contained in the Prospectus, which can be obtained by calling 855.501.4758. The Prospectus should be read carefully before investing. The Grant Park Multi Alternative Strategies Fund is distributed by Northern Lights Distributions, LLC member FINRA/SIPC. Dearborn Capital Management, LLC in not affiliated with Northern Lights Distributors, LLC.

The overall, one-year performance for the Grant Park Multi Alternative Strategies Fund for the fiscal year ended September 30, 2019 as compared to its benchmarks was:

1 Year Return
GPAAX	10.40%
GPAAX (with load)	4.09%
GPACX	9.61%
GPAIX	10.68%
GPANX	10.38%
Barclays Capital 1-3 Year U.S. Treasury Bond Index	4.43%
Barclays Capital U.S. Government/Corporate Long Bond Index	22.12%

Investment Outlook

The Fund’s active management is primarily driven by a quantitative analysis of price movements within its investment universe. Of the multiple factors that affect price movements, rising uncertainty about the global economic outlook and fundamental monetary policies continue to heavily weigh on market performance. As trade disputes begin to adversely impact global economic growth, central banks have committed to easing monetary policies. These factors combined to increase volatility risks across markets during the past 12 months. Moving forward, we believe the key factors that will drive market performance during the next year will be driven by the ability of the regional policy makers in North America, Europe, and China, among others, to effectively implement monetary and trade policies that can provide the basis for sustaining positive economic growth.

In the U.S., the Federal Reserve has committed to decreasing interest rates to support economic growth. Markets may react negatively if the Federal Reserve is not perceived to be reliably executing an effective set of policies – either by not changing interest rates quickly enough, by changing its direction unexpectedly, or by seeming to lack the necessary tools to positively impact the direction of the U.S. economy. The financial markets will also be paying close attention to the 2020 presidential, congressional and state elections and the results of these elections will likely be one of the key drivers of market volatility. Trade and tariff policies will continue to add uncertainty in the financial and commodities markets.

In the Eurozone, the European Central Bank has committed to increasing quantitative easing to stimulate growth. The United Kingdom’s exit from the European Union enters its fourth year of debate and the inability to reach an agreement could produce a series of unexpected consequences for the EU and UK. Similarly, the UK’s agreement with the EU and subsequent departure could also produce unexpected consequences during the two-year transition period.

In China, government officials have responded to the country’s slowing economy by easing monetary policies to support growth. The primary challenge will be to manage weakening manufacturing and trade caused by the tariffs dispute with the U.S. Japan’s decades-long monetary easing policy has not succeeded in producing significantly higher inflation. The main question for investors is whether the Bank of Japan (BOJ) will take any other monetary easing actions.

Looking ahead looks similar to the recent past. The Fund identified trading opportunities as global regions addressed their individual economies. The current challenges are significant and we believe they will continue to produce investment opportunities across financial and commodities markets. The Fund’s price-driven, quantitative investment strategies seek to profit from persistent price trends and from pricing dislocations, which are created as each global economy pursues regional priorities. We feel the need for aggressive risk management and active trading will be the keys to pursuing investment opportunities.

We appreciate your support and commitment to the Fund.

3826-NLD-10/30/2019

Grant Park Multi Alternative Strategies Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures* for the periods ended September 30, 2019, as compared to its benchmarks:

			Inception -
		Annualized	September 30, 2019 **
	One Year	Five Year	(Annualized)
Grant Park Multi Alternative Strategies Fund - Class A	10.40%	4.23%	4.69%
Grant Park Multi Alternative Strategies Fund - Class A with load	4.09%	2.99%	3.62%
Grant Park Multi Alternative Strategies Fund - Class C	9.61%	3.46%	3.93%
Grant Park Multi Alternative Strategies Fund - Class I	10.68%	4.48%	4.96%
Grant Park Multi Alternative Strategies Fund - Class N	10.38%	4.24%	4.72%
Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index ***	4.43%	1.33%	1.23%
Bloomberg Barclays U.S. Government/Corporate Long Bond Index ****	22.12%	6.85%	8.18%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 1.94% for Class A shares, 2.69% for Class C shares, 1.69% for Class I shares, and 1.94% for Class N shares per the Fund’s Prospectus dated January 28, 2019. Class A Shares are subject to a maximum deferred sales charge of 1.00%. Redemptions made within 60 days of purchase of any share class may be assessed a redemption fee of 1.00%. The Fund’s advisor has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-855-501-4758.

**	Inception date is December 31, 2013.

***	The Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years. Investors can not invest directly in an index.

****	The Bloomberg Barclays U.S. Government/Corporate Long Bond Index measures the performance of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate bonds with maturities longer than 10 years. Investors can not invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Grant Park Multi Alternative Strategies Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2019

Portfolio Composition as of September 30, 2019

Holdings by type of investment	% of Net Assets at Value
Bonds & Notes	61.8%
Short-Term Investment	27.8%
Exchange Traded Funds	5.6%
Closed-End Fund	0.3%
Other Assets Less Liabilities - Net	4.5%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Derivative exposure is included in Other Assets Less Liabilities - Net.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2019

Shares		Fair Value
	CLOSED-END FUND - 0.3%
49,000	Eaton Vance Limited Duration Income Fund (Cost - $615,930)	$612,500

	EXCHANGE TRADED FUNDS - 5.6%
	DEBT FUND - 0.4%
32,000	SPDR Bloomberg Barclays Short Term High Yield ETF	864,320

	EQUITY FUNDS - 5.2%
3,474	iShares Core S&P 500 ETF	1,037,059
14,475	iShares MSCI ACWI ETF	1,067,531
22,209	iShares MSCI ACWI ex US ETF	1,022,725
15,844	iShares MSCI EAFE ETF	1,033,187
18,031	iShares MSCI EAFE Small-Cap ETF	1,031,914
24,567	iShares MSCI Emerging Markets ETF	1,004,053
6,295	iShares Russell 1000 ETF	1,035,779
6,618	iShares Russell 2000 ETF	1,001,568
19,003	iShares Russell Mid-Cap ETF	1,063,218
11,395	iShares U.S. Real Estate ETF	1,065,888
		10,362,922

	TOTAL EXCHANGE TRADED FUNDS (Cost - $8,440,571)	11,227,242

		Coupon Rate
Par Value		(%)	Maturity
	BONDS & NOTES - 61.8%
	AUTO MANUFACTURERS - 2.3%
$4,405,000	General Motors Financial Co., Inc.	3.700	11/24/2020	4,461,174

	BANKS - 9.6%
4,000,000	Bank of Montreal	2.100	6/15/2020	4,003,619
5,000,000	Branch Banking & Trust Co.	2.100	1/15/2020	4,999,341
5,000,000	Fifth Third Bank	2.200	10/30/2020	5,010,205
243,000	Goldman Sachs Group, Inc.	2.600	4/23/2020	243,475
2,700,000	Huntington Bancshares, Inc.	3.150	3/14/2021	2,737,065
2,200,000	Wells Fargo & Co.	4.600	4/1/2021	2,280,820
				19,274,525
	BEVERAGES - 1.3%
2,500,000	Anheuser-Busch InBev Worldwide, Inc.	2.500	7/15/2022	2,535,758

	COMPUTERS - 2.5%
5,000,000	Apple, Inc.	2.100	9/12/2022	5,037,110

	INSURANCE - 5.0%
5,000,000	Berkshire Hathaway, Inc.	2.200	3/15/2021	5,027,314
5,000,000	New York Life Global Funding	2.300	6/10/2022	5,029,687
				10,057,001
	SOFTWARE - 4.0%
8,000,000	Microsoft Corp.	1.550	8/8/2021	7,968,871

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 37.1%
2,000,000	Federal Farm Credit Banks	1.520	2/3/2020	1,998,020
3,000,000	Federal Farm Credit Banks	2.000	7/19/2021	3,000,077
2,366,000	Federal Farm Credit Banks	1.990	8/23/2021	2,359,324
10,000,000	Federal Home Loan Banks	1.750	7/13/2020	9,984,774

See accompanying notes to financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

		Coupon Rate
Par Value		(%)	Maturity	Fair Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 37.1% (Continued)
2,000,000	Federal Home Loan Banks	2.000	8/18/2020	$2,000,081
5,000,000	Federal Home Loan Banks	2.375	3/12/2021	5,043,335
14,000,000	Federal Home Loan Banks	2.250	6/11/2021	14,137,349
1,900,000	Federal Home Loan Banks	1.960	8/17/2021	1,897,351
5,000,000	Federal Home Loan Banks	2.625	12/10/2021	5,104,792
2,500,000	Federal Home Loan Mortgage Corp.	1.700	6/29/2020	2,499,735
4,000,000	Federal Home Loan Mortgage Corp.	1.450	8/10/2020	3,986,954
2,000,000	Federal Home Loan Mortgage Corp.	1.500	8/28/2020	1,994,152
6,000,000	Federal Home Loan Mortgage Corp.	2.375	2/16/2021	6,049,327
2,500,000	Federal Home Loan Mortgage Corp.	2.150	11/24/2021	2,501,107
1,500,000	Federal National Mortgage Association	2.000	7/26/2021	1,500,231
2,000,000	Federal National Mortgage Association	1.875	10/30/2020	1,998,967
8,000,000	Tennessee Valley Authority	3.875	2/15/2021	8,226,310
				74,281,886

	TOTAL BONDS & NOTES (Cost - $122,871,385)			123,616,325

Shares
	SHORT-TERM INVESTMENT - 27.8%
	MONEY MARKET FUND - 27.8%
55,705,775	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, to yield 2.12% *	55,705,775
	TOTAL SHORT-TERM INVESTMENT - (Cost - $55,705,775)

	TOTAL INVESTMENTS - 95.5% (Cost - $187,633,661)	$191,161,842
	OTHER ASSETS LESS LIABILITIES - NET - 4.5%	9,029,953
	NET ASSETS - 100.0%	$200,191,795

*	Money Market Fund; Interest rate reflects seven-day effective yield on September 30, 2019. A portion represents positions held in GPMAS Fund Limited.

ETF Exchange Traded Fund

LONG FUTURES CONTRACTS

				Unrealized
Long Contracts	Description	Expiration	Notional Value ^	Appreciation/(Depreciation)
290	10 YR Mini JGB Future	December 2019	41,575,386	$(62,372)
92	3 Mo Euribor	June 2021	25,212,521	(26,137)
243	3 Mo EuroYen TFX	June 2020	56,241,864	(4,803)
748	3 Mo Sterling	June 2021	114,661,262	302,655
170	90 Day Euro$ Future	June 2021	41,915,625	2,600
20	Brent Crude Future +	December 2019	1,185,000	(50,790)
15	Cattle Feeder Future +	November 2019	1,064,438	3,425
36	Cocoa Future +	December 2019	879,120	(5,030)
79	Corn Future +	December 2019	1,532,600	23,713
34	Dax Index Future	December 2019	11,500,906	66,023
168	Dollar Index Future	December 2019	16,635,528	183,775
57	Euro CHF 3 Mo ICE	September 2020	14,415,058	(33,033)
83	Euro-Bund Future	December 2019	15,767,297	(156,925)
121	FTSE 100 Index Future	December 2019	11,009,414	90,885
113	Gold +	December 2019	16,643,770	373,450
29	LME Nickel Future +	December 2019	2,969,310	99,000
1	LME Zinc Future +	December 2019	59,788	(28,887)
53	Long Gilt Future	December 2019	8,767,472	67,145
28	Low Su Gasoline +	November 2019	1,642,200	(72,250)

See accompanying notes to financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

LONG FUTURES CONTRACTS (Continued)

				Unrealized
Long Contracts	Description	Expiration	Notional Value ^	Appreciation/(Depreciation)
160	Mini MSCI Emerging Markets Index Future	December 2019	8,015,200	$(187,190)
8	Nasdaq 100 E-mini	December 2019	1,243,280	(9,460)
120	Nikkei 225 (SGX)	December 2019	12,069,396	212,033
4	NY Harbor +	November 2019	318,730	(18,770)
8	Oat Future +	December 2019	110,300	(1,725)
6	Palladium Future +	December 2019	988,500	48,140
22	Platinum Future +	January 2020	978,120	(68,395)
26	S&P Mid Cap 400 E-mini	December 2019	5,038,800	19,535
78	S&P 500 E-mini	December 2019	11,616,150	(33,351)
9	Silver Future +	December 2019	764,910	(24,845)
10	Soybean Oil Future +	December 2019	174,480	(6,930)
136	US 10 Yr Note	December 2019	17,722,500	(164,602)
94	US 5 Yr Note	December 2019	11,199,953	(63,148)
122	US Long Bond Future	December 2019	19,802,125	(227,711)
Net Unrealized Appreciation from Open Long Futures Contracts				$246,025

SHORT FUTURES CONTRACTS

Short				Unrealized
Contracts	Description	Expiration	Notional Value ^	Appreciation/(Depreciation)
126	Australian Dollar Future	December 2019	8,527,680	$148,445
46	Canola Future +	November 2019	313,592	(6,623)
46	CHF Currency Future +	December 2019	5,797,150	36,212
16	Coffee ‘C’ Future +	December 2019	16,184	(19,669)
146	Euro Fx Future	December 2019	20,006,563	323,470
14	FCOJ-A Future +	November 2019	209,475	(3,667)
7	Gasoline RBOB Future +	November 2019	460,551	1,327
130	GBP Currency Future	December 2019	10,019,750	48,684
16	Hang Seng Index Future	October 2019	2,657,550	37,054
55	JPN Yen Currency Future	December 2019	6,392,375	10,944
9	LME Copper Future +	December 2019	1,287,844	(34,444)
82	LME Primary Aluminum Future +	December 2019	3,542,400	71,544
2	Lumber Future +	January 2020	81,906	935
29	Natural Gas Future +	November 2019	675,700	(1,360)
184	New Zealand Dollar Future	December 2019	11,544,160	309,560
9	Rough Rice +	January 2020	220,410	(730)
12	Soybean Future +	November 2019	543,600	(11,987)
84	Soybean Meal +	December 2019	2,528,400	(51,050)
27	Wheat Future +	December 2019	669,263	(51,900)
Net Unrealized Appreciation from Open Short Futures Contracts				$806,745

Total Net Unrealized Appreciation from Open Futures Contracts				$1,052,770

+	This investment is a holding of GPMAS Fund Limited.

^	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes to financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets
Investment securities:
Securities at cost	$187,633,661
Securities at fair value	$191,161,842
Deposit at Broker for futures contracts	7,364,664
Net unrealized appreciation from open futures contracts	1,052,770
Receivable for Fund shares sold	257,728
Dividends and interest receivable	720,105
Prepaid expenses and other assets	58,336
Total Assets	200,615,445

Liabilities
Payable for Fund shares redeemed	129,886
Investment advisory fees payable	201,864
Payable to related parties	21,180
Distribution (12b-1) fees payable	15,091
Accrued expenses and other liabilities	55,629
Total Liabilities	423,650
NET ASSETS	$200,191,795

Net Assets Consist of:
Paid in capital ($0 par value, unlimited shares authorized)	$188,115,809
Total distributable earnings	12,075,986
NET ASSETS	$200,191,795

See accompanying notes to financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2019

Net Asset Value Per Share:
Class A Shares
Net Assets	$9,371,070
Shares of beneficial interest outstanding	791,516
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$11.84
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (b)	$12.56

Class C Shares
Net Assets	$13,008,135
Shares of beneficial interest outstanding	1,134,390
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.47

Class I Shares
Net Assets	$167,041,350
Shares of beneficial interest outstanding	13,949,283
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.97

Class N Shares
Net Assets	$10,771,240
Shares of beneficial interest outstanding	908,197
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.86

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

(b)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For The Year Ended September 30, 2019

Investment Income
Dividends	$402,286
Interest	4,092,055
Total Investment Income	4,494,341

Expenses
Investment advisory fees	2,276,102
Distribution (12b-1) fees:
Class A	35,982
Class C	130,100
Class N	31,364
Administrative services fees	183,650
Third party administrative servicing fees	176,757
Transfer agent fees	111,904
Registration fees	59,699
Printing and postage expenses	56,960
Accounting services fees	56,223
Compliance officer fees	37,680
Audit and tax fees	35,153
Custodian fees	20,469
Trustees fees and expenses	18,988
Legal Fees	17,889
Insurance expense	6,658
Other expenses	1,195
Total Expenses	3,256,773
Less: Fees waived by the Advisor	(14,090)
Net Expenses	3,242,683
Net Investment Income	1,251,658

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,436,941
Foreign currency transactions	401,439
Future commissions	(399,919)
Futures contracts	20,528,171
24,966,632
Net change in unrealized appreciation (depreciation) of:
Investments	(5,070,256)
Foreign currency translations	275,267
Futures contracts	(5,517,464)
(10,312,453)
Net Realized and Unrealized Gain	14,654,179

Net Increase in Net Assets Resulting From Operations	$15,905,837

See accompanying notes to financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018

From Operations
Net investment income	$1,251,658	$835,012
Net realized gain from investment transactions and futures contracts	24,966,632	4,755,708
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(10,312,453)	5,402,179
Net increase in net assets resulting from operations	15,905,837	10,992,899

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	—	(407,919)
Class C	—	(219,004)
Class I	—	(3,540,820)
Class N	—	(646,291)
Total distributions paid *
Class A	(277,232)	—
Class C	(200,834)	—
Class I	(2,330,051)	—
Class N	(187,950)	—
Total distributions to shareholders	(2,996,067)	(4,814,034)

Capital Transactions
Class A:
Proceeds from shares sold	1,654,394	9,736,738
Net asset value of shares issued in reinvestment of distributions	267,939	388,701
Redemption fee proceeds	349	1,364
Payments for shares redeemed	(17,393,268)	(20,625,374)
Net decrease from capital transactions	(15,470,586)	(10,498,571)

Class C:
Proceeds from shares sold	775,985	4,511,789
Net asset value of shares issued in reinvestment of distributions	191,101	208,208
Redemption fee proceeds	268	749
Payments for shares redeemed	(3,028,715)	(3,217,238)
Net increase (decrease) from capital transactions	(2,061,361)	1,503,508

Class I:
Proceeds from shares sold	58,178,066	79,949,250
Net asset value of shares issued in reinvestment of distributions	2,173,665	3,256,770
Redemption fee proceeds	3,312	11,460
Payments for shares redeemed	(98,487,247)	(87,486,214)
Net decrease from capital transactions	(38,132,204)	(4,268,734)

*	Distributions from net investment income and net realized capital gains are combined for the year ended, September 30, 2019. See “New Accounting pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

See accompanying notes to financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018

Capital Transactions (Continued)
Class N:
Proceeds from shares sold	$1,578,984	$4,196,887
Net asset value of shares issued in reinvestment of distributions:	168,569	586,938
Redemption fee proceeds	284	1,678
Payments for shares redeemed	(10,411,846)	(24,374,915)
Net decrease from capital transactions	(8,664,009)	(19,589,412)

Total Decrease in Net Assets From Capital Transactions	(64,328,160)	(32,853,209)

Net Assets
Beginning of Year	251,610,185	278,284,529
End of Year **	$200,191,795	$251,610,185

SHARE ACTIVITY
Class A:
Shares Sold	151,111	860,239
Shares Reinvested	25,863	34,613
Shares Redeemed	(1,588,864)	(1,839,092)
Net decrease in shares of beneficial interest outstanding	(1,411,890)	(944,240)

Class C:
Shares Sold	72,593	407,536
Shares Reinvested	18,940	18,877
Shares Redeemed	(286,355)	(296,006)
Net increase (decrease) in shares of beneficial interest outstanding	(194,822)	130,407

Class I:
Shares Sold	5,110,622	7,038,567
Shares Reinvested	207,807	287,955
Shares Redeemed	(9,105,666)	(7,805,688)
Net decrease in shares of beneficial interest outstanding	(3,787,237)	(479,166)

Class N:
Shares Sold	137,931	371,045
Shares Reinvested	16,240	52,172
Shares Redeemed	(962,416)	(2,133,493)
Net decrease in shares of beneficial interest outstanding	(808,245)	(1,710,276)

**	Net Assets - End of Period includes accumulated net investment loss of $7,645,965 as of September 30, 2018.

See accompanying notes to financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class A
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,	September 30,		September 30,		September 30,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$10.89	$10.67	$11.23		$10.78		$10.58
Activity from investment operations:
Net investment income (loss) (1)	(0.01)	0.01	(0.02)		(0.05)		(0.10)
Net realized and unrealized gain (loss)	1.12	0.40	(0.36)		0.64		0.65
Total from investment operations	1.11	0.41	(0.38)		0.59		0.55
Less distributions from:
Net investment income	—	—	(0.18)		(0.06)		(0.35)
Net realized gains	(0.16)	(0.19)	—		(0.08)		—
Total distributions	(0.16)	(0.19)	(0.18)		(0.14)		(0.35)
Paid-in-capital from redemption fees (2)	0.00	0.00	0.00		0.00		0.00
Net asset value, end of year	$11.84	$10.89	$10.67		$11.23		$10.78
Total return (3)	10.40%	3.80%	(3.36)%		5.56%		5.23%
Net assets, at end of year (000s)	$9,371	$23,986	$33,575		$43,005		$23,547
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (4)	1.84%	1.78%	1.81	% (5)	1.80	% (5)	1.82	% (5)
Ratio of net expenses to average net assets, including interest expense	1.83%	1.78%	1.83%		1.83%		1.82%
Ratio of net investment income (loss) to average net assets	(0.12)%	0.08%	(0.22)%		(0.50)%		(0.87)%
Portfolio Turnover Rate	41%	89%	51%		17%		129%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses for the year ended September 30, 2015 and September 30, 2019, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(5)	Ratios of gross expenses to average net assets, excluding interest expense are 1.80%, 1.79% and 1.81%, for the years ended September 30, 2017, 2016 and 2015, respectively.

See accompanying notes to financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class C
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,	September 30,		September 30,		September 30,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$10.63	$10.50	$11.08		$10.68		$10.53
Activity from investment operations:
Net investment income (loss) (1)	(0.11)	(0.06)	(0.09)		(0.12)		(0.18)
Net realized and unrealized gain (loss)	1.11	0.38	(0.37)		0.62		0.65
Total from investment operations	1.00	0.32	(0.46)		0.50		0.47
Less distributions from:
Net investment income	—	—	(0.12)		(0.02)		(0.32)
Net realized gains	(0.16)	(0.19)	—		(0.08)		—
Total distributions	(0.16)	(0.19)	(0.12)		(0.10)		(0.32)
Paid-in-capital from redemption fees (2)	0.00	0.00	0.00		0.00		0.00
Net asset value, end of year	$11.47	$10.63	$10.50		$11.08		$10.68
Total return (3)	9.61%	3.00%	(4.08)%		4.71%		4.52%
Net assets, at end of year (000s)	$13,008	$14,126	$12,582		$9,897		$4,510
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (4)	2.59%	2.53%	2.56	% (5)	2.54	% (5)	2.59	% (5)
Ratio of net expenses to average net assets, including interest expense	2.58%	2.53%	2.58%		2.58%		2.59%
Ratio of net investment income (loss) to average net assets	(1.03)%	(0.56)%	(0.85)%		(1.08)%		(1.64)%
Portfolio Turnover Rate	41%	89%	51%		17%		129%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses for the year ended September 30, 2015 and September 30, 2019, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(5)	Ratios of gross expenses to average net assets, excluding interest expense are 2.56%, 2.53% and 2.58%, for the years ended September 30, 2017, 2016 and 2015, respectively.

See accompanying notes to financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class I
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,	September 30,		September 30,		September 30,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$10.98	$10.73	$11.29		$10.84		$10.61
Activity from investment operations:
Net investment income (loss) (1)	0.08	0.05	0.01		0.00	(2)	(0.07)
Net realized and unrealized gain (loss)	1.07	0.39	(0.37)		0.61		0.65
Total from investment operations	1.15	0.44	(0.36)		0.61		0.58
Less distributions from:
Net investment income	—	—	(0.20)		(0.08)		(0.35)
Net realized gains	(0.16)	(0.19)	—		(0.08)		—
Total distributions	(0.16)	(0.19)	(0.20)		(0.16)		(0.35)
Paid-in-capital from redemption fees (2)	0.00	0.00	0.00		0.00		0.00
Net asset value, end of year	$11.97	$10.98	$10.73		$11.29		$10.84
Total return (3)	10.68%	4.06%	(3.14)%		5.70%		5.59%
Net assets, at end of year (000s)	$167,041	$194,781	$195,509		$184,654		$77,087
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (4)	1.59%	1.53%	1.56	% (5)	1.55	% (5)	1.59	% (5)
Ratio of net expenses to average net assets, including interest expense	1.58%	1.53%	1.58%		1.58%		1.59%
Ratio of net investment income (loss) to average net assets	0.75%	0.41%	0.08%		0.01%		(0.67)%
Portfolio Turnover Rate	41%	89%	51%		17%		129%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses for the year ended September 30, 2015 and September 30, 2019, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(5)	Ratios of gross expenses to average net assets, excluding interest expense are 1.56%, 1.54% and 1.58%, for the years ended September 30, 2017, 2016 and 2015, respectively.

See accompanying notes to financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class N
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,	September 30,		September 30,		September 30,
	2019	2018	2017		2016		2015

Net asset value, beginning of year	$10.90	$10.69	$11.25		$10.81		$10.59
Activity from investment operations:
Net investment income (loss) (1)	0.23	0.01	(0.03)		(0.02)		(0.10)
Net realized and unrealized gain (loss)	0.89	0.39	(0.35)		0.61		0.66
Total from investment operations	1.12	0.40	(0.38)		0.59		0.56
Less distributions from:
Net investment income	—	—	(0.18)		(0.07)		(0.34)
Net realized gains	(0.16)	(0.19)	—		(0.08)		—
Total distributions	(0.16)	(0.19)	(0.18)		(0.15)		(0.34)
Paid-in-capital from redemption fees (2)	0.00	0.00	0.00		0.00		0.00
Net asset value, end of year	$11.86	$10.90	$10.69		$11.25		$10.81
Total return (3)	10.38%	3.80%	(3.35)%		5.48%		5.39%
Net assets, at end of year (000s)	$10,771	$18,718	$36,619		$44,914		$13,017
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (4)	1.84%	1.78%	1.81	% (5)	1.80	% (5)	1.83	% (5)
Ratio of net expenses to average net assets, including interest expense	1.83%	1.78%	1.83%		1.84%		1.83%
Ratio of net investment income (loss) to average net assets	2.11%	0.06%	(0.24)%		(0.20)%		(0.91)%
Portfolio Turnover Rate	41%	89%	51%		17%		129%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses for the year ended September 30, 2015 and September 30, 2019, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(5)	Ratios of gross expenses to average net assets, excluding interest expense are 1.81%, 1.81% and 1.82%, for the years ended September 30, 2017, 2016 and 2015, respectively.

See accompanying notes to financial statements.

Grant Park Multi Alternative Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

1.	ORGANIZATION

The Grant Park Multi Alternative Strategies Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide positive absolute returns.

The Fund offers four classes of shares each: Class A, Class C, Class I, and Class N. Class C, I, and N shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08. Fund level income and expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative assets within the Fund. Class specific expenses are allocated to that share class.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Forward foreign exchange contracts are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end and closed-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor/sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of the security issuer on an as needed basis to assist in determining a security specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review the minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Grant Park Multi Alternative Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor/sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor/sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor/sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods. The three levels of the hierarchy are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2019 for the Funds’ investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Closed-End Fund	$612,500	$—	$—	$612,500
Exchange Traded Funds	11,227,242	—	—	11,227,242
Bonds & Notes	—	123,616,325	—	123,616,325
Short-Term Investment	55,705,775	—	—	55,705,775
Long Futures Contracts	246,025	—	—	246,025
Short Futures Contracts	806,745	—	—	806,745
Total	$68,598,287	$123,616,325	$—	$192,214,612

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Consolidated Portfolios of Investments for security classifications.

Grant Park Multi Alternative Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the unrealized appreciation (depreciation) for swap contracts and futures contracts. The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of September 30, 2019:

Assets:
		Gross Amounts of Liabilities	Net Amounts of Assets Presented in
	Gross Amounts of	Offset in the Consolidated	the Consolidated Statement of
Description	Recognized Assets	Statement of Assets & Liabilities	Assets & Liabilities (1)
Futures Contracts	$2,480,554	$(1,427,784)	$1,052,770
Total	$2,480,554	$(1,427,784)	$1,052,770

(1)	The amount is limited to the derivative balance and accordingly, does not include excess collateral pledged. Total collateral held for the futures contract as of September 30, 2019 was $7,364,664.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities for the year ended September 30, 2019:

Derivative Investment Type	Asset/Liability Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net unrealized appreciation from open futures contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure for the year ended September 30, 2019:

Derivative Investment Value
Derivative Investment	Equity	Currency	Commodity	Interest Rate	Total for the year ended
Type	Contracts	Contracts	Contracts	Contracts	September 30, 2019
Futures	$196,128	$1,060,491	$162,481	$(366,330)	$1,052,770

Impact of Derivatives on the Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from futures contracts Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Fund’s net realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statements of Operations categorized by primary risk exposure for the year ended September 30, 2019:

Net realized gain (loss) on derivatives recognized in the Consolidated Statement of Operations
	Equity	Currency	Commodity	Interest Rate	Total for the year ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2019
Futures	$(4,222,815)	$(1,176,388)	$4,151,665	$21,775,709	$20,528,171

Grant Park Multi Alternative Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

Net change in net unrealized gain on derivatives recognized in the Consolidated Statement of Operations
	Equity	Currency	Commodity	Interest Rate	Total for the year ended
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2019
Futures	$(4,422,941)	$1,231,499	$(511,514)	$(1,814,508)	$(5,517,464)

Consolidation of Subsidiaries – The consolidated financial statements of the Grant Park Multi Alternative Strategies Fund include GPMAS Fund Limited (“GPMAS”), a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. GPMAS commenced operations on December 31, 2013.

A summary of the Grant Park Multi Alternative Strategies Fund’s investments in GPMAS is as follows:

GPMAS Fund Limited (GPMAS)
September 30, 2019
Fair Value of GPMAS	$9,913,374
Other Assets	$—
Total Net Assets	$9,913,374

Percentage of the Fund’s Total Net Assets	5.0%

For tax purposes, GPMAS is an exempted Cayman investment company. GPMAS received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, GPMAS is a controlled foreign corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned controlled foreign corporation, GPMAS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Grant Park Multi Alternative Strategies Fund’s investment company taxable income.

Management Risk – The Adviser’s judgements regarding the attractiveness of investing in certain securities and derivatives may prove incorrect and may result in significant losses to the Fund.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Funds’ financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of a Fund’s cash is held at the broker. The Fund could be unable to recover assets held at the prime broker, including assets directly traceable to the Fund, in the event of the broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more

Grant Park Multi Alternative Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

volatile. Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – The Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts as presented in deposit at broker for futures contracts in the Consolidated Statements of Assets and Liabilities are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The derivative instruments outstanding as of September 30, 2019 as disclosed in the Consolidated Portfolio of Investments and the amounts of net realized gain and losses and changes in unrealized appreciation and depreciation on derivative instruments during the period as disclosed in the Consolidated Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The difference between the cost and fair value of open investments is reflected as unrealized appreciation (depreciation) on investments and any change in that amount from the prior period is reflected in the accompanying Consolidated Statement of Operations.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually for the Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken by the Fund on returns filed for open tax years 2016 to 2018 or expected to be taken in the Fund’s September 30, 2019 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio (Nebraska in prior years) and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Grant Park Multi Alternative Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2019, the cost of purchases and proceeds from the sale and/or maturity of securities, other than short-term securities and U.S. Government securities, amounted to $70,183,882 and $52,769,790, respectively.

4.	AGGREGATE TAX UNREALIZED APPRECIATION AND DEPRECIATION

At September 30, 2019 the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$189,915,869	$4,595,517	$(2,296,774)	$2,298,743

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Dearborn Capital Management, LLC, serves as the Fund’s investment advisor (the “Advisor”). EMC Capital Advisors, LLC serves as the sub-advisor for the Fund and is paid by the Advisor, not the Fund.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.18%, of the applicable Fund’s average daily net assets.

Pursuant to an operating expenses limitation agreement with the Trust, on behalf of the Fund, effective January 28, 2016 the Advisor has agreed, at least until January 31, 2020, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers, other than the Advisor)) do not exceed 1.83%, 2.58%, 1.58%, and 1.83% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, and Class N shares, respectively (the “Expense Limitation”). For the year ended September 30, 2019, the Advisor earned $2,276,102 in management fees for the Fund.

With respect to the Fund, if the Advisor waives any applicable or reimburses any expense pursuant to the operating expenses limitation agreement, and the Fund’s operating expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed its Expense Limitation for each share class. If the Fund’s operating expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended. For the year ended September 30, 2019, the Advisor waived $14,090, which is subject to recapture until September 30, 2022.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Class N shares of the Fund (the “Plan”). The Plan provides that a monthly service fee is calculated at an annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets attributable to the Class A, Class C and Class N shares, of the Fund, respectively. Pursuant to the Plan, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of the Fund’s shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended September 30, 2019, the Fund incurred $197,446 in fees, pursuant to the Plan.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. On sales of Class A shares for the year ended September 30, 2019, the Distributor received $25,739 from front-end sales charges of which $3,581 was retained by the principal underwriter or other affiliated broker-dealer.

Grant Park Multi Alternative Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

6.	REDEMPTION FEE PROCEEDS

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells its shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2019 the redemption fees assessed for the Fund was $4,213.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund seeks to achieve its investment objectives by investing a portion of their assets in the Morgan Stanley Institutional Liquidity Funds- Government Portfolio (the “Portfolio”), ticker MVRXX, a registered open-end fund. The Fund may redeem its investment from the Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the Portfolio. The annual report of the Portfolio, along with the report of the independent registered public accounting firm is available at www.sec.gov. As of September 30, 2019, the percentage of the Fund’s net assets invested in the Portfolio was 27.8%.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of September 30, 2019, Charles Schwab & Co. held 25.36% of the voting securities of the Fund and may be deemed to control the Fund.

9.	TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$—	$—
Long-Term Capital Gain	2,996,067	4,814,034
Return of Capital	—	—
	$2,996,067	$4,814,034

Grant Park Multi Alternative Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

As of September 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$16,926,444	$3,202,233	$—	$—	$(10,530,877)	$2,478,186	$12,075,986

The difference between book basis and tax basis accumulated net investment loss, accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on futures contracts, and adjustments for the Fund’s wholly owned subsidiary. Other book/tax differences include unrealized losses from in kind liquidation proceeds received from a substantially held affiliate.

Permanent book and tax differences, primarily attributable to the adjustments for in kind liquidation proceeds received from a substantially held affiliate resulted in reclassifications for the following Funds for the year ended September 30, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$1,119,640	$(1,119,640)

10.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted in these consolidated financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Consolidated Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Consolidated Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Grant Park Multi Alternative Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Grant Park Multi Alternative Strategies Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights for each of the five years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of September 30, 2019, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Dearborn Capital Management, LLC advised investment companies since 2003.

Denver, Colorado

November 27, 2019

Grant Park Multi Alternative Strategies Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and deferred sales charges on certain sales of class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual Expenses” columns in the tables below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the tables below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
						Consolidated
				Expenses	Ending	Expenses
	Fund’s	Beginning	Ending	Paid During	Account	Paid During
	Annualized	Account Value	Account Value	Period *	Value	Period *
	Expense Ratio	4/1/19	9/30/19	4/1/19– 9/30/19	9/30/19	4/1/19– 9/30/19
Grant Park Multi Alternative Strategies Fund:
Class A	1.83%	$1,000.00	$1,077.30	$ 9.53	$1,015.89	$ 9.25
Class C	2.58%	$1,000.00	$1,074.00	$13.41	$1,012.13	$13.01
Class I	1.58%	$1,000.00	$1,078.40	$ 8.23	$1,017.15	$ 7.99
Class N	1.83%	$1,000.00	$1,077.20	$ 9.53	$1,015.89	$ 9.25

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Grant Park Multi Alternative Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

Grant Park Multi-Alternative Strategies Fund (Adviser – Dearborn Capital Management LLC) *

In connection with the regular meeting held on November 14-15, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Dearborn Capital Management LLC (“Dearborn”) and the Trust, with respect to the Grant Park Multi-Alternative Strategies Fund (“Grant Park Multi”) ( the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Dearborn was founded in 1989, managed approximately $383 million in assets under management, and specialized in offering a variety of alternative investment strategies to high net worth individuals and institutional investors through public and private funds and hedge funds. They reviewed the background information of the key investment personnel responsible for servicing the Fund. They noted the investment team was highly experienced in futures products, alternative investments, hedge funds and mutual funds. The Trustees discussed the adviser’s research-driven proprietary investment process, which utilized robust due diligence and thorough evaluation of underlying managers to effect tactical and strategic rebalancing of the Fund’s portfolio. They noted that Dearborn owned a substantial minority interest in EMC Capital Advisors, LLC, (“EMC”) sub-adviser to Grant Park Multi, and they discussed the adviser’s process for overseeing EMC. They discussed the adviser’s multi-layered approach to risk management, as well as how the adviser monitored compliance with the Fund’s investment limitations. They noted that the adviser collaborated with EMC to select broker-dealers, and discussed the adviser’s multi-factor process for broker-dealer selection. The Trustees observed that the adviser had sufficient resources to service the Fund, and concluded that the adviser should continue to provide high quality service to the Fund and its shareholders.

Performance. The Trustees considered the Fund’s objective to provide positive absolute returns and noted that the Fund allocated assets among four underlying strategies. They considered the historical performance of the Fund and its three star Morningstar rating, noting that the Fund outperformed the peer group, benchmark and Morningstar category over the one-year, three-year and since inception time periods. They also observed that over those same periods, the Fund exhibited a relatively high level of volatility and had Sharpe and Sortino ratios of less than one. They reasoned, however, that such metrics were consistent with those shown by funds in the Multi-Alternative Morningstar category. The Trustees noted that the Fund achieved its objective of providing positive absolute returns across all time periods presented, had fared well as compared to its peer group and Morningstar category, and had experienced very satisfactory performance.

Fees and Expenses. The Trustees noted the Fund’s advisory fee of 1.18% and recalled that the sub-adviser received a portion of this overall advisory fee. They observed that the advisory fee was higher than the independently selected peer group average, slightly higher than the Morningstar category average, and well within the ranges of both. The Trustees also noted that the Fund’s net expense ratio was higher than the peer group, slightly higher than the category average, and within the ranges of the peer group and category. They considered the adviser’s explanation that the fees were reasonable given the expertise required to research, create, execute and maintain the trading programs that drive the Fund’s investment programs, and after discussion, concluded that the advisory fee was not unreasonable.

Grant Park Multi Alternative Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2019

Economies of Scale. The Trustees considered whether the adviser had achieved economies of scale with respect to the management of Grant Park Multi. They noted the Fund’s current asset levels and considered the adviser’s expectations for growth in assets of the Fund. After further discussion, the Trustees concluded that the Fund had not attained an asset level at which economies have been achieved, but acknowledged the adviser’s willingness to discuss the matter as material asset growth was realized in the Fund.

Profitability. The Trustees reviewed a profitability analysis provided by the adviser and considered whether the amount of profit earned was a fair entrepreneurial profit. The Trustees noted that with respect to Grant Park Multi, the adviser realized a profit in connection with its relationship with the Fund. After discussion, they agreed that such profits were reasonable in terms of both actual dollars and percentage of revenue in light of the effort required to maintain and enhance the effectiveness of the Fund’s complex and actively managed investment program. The Trustees concluded that the adviser’s profit realized with respect to the Fund was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee was not unreasonable and that renewal of the agreement was in the best interests of the shareholders of the Fund.

EMC Capital Advisors, LLC - Sub-Adviser to Grant Park Multi

In connection with the regular meeting held on November 14-15, 2018 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between EMC Capital Advisors, LLC. (EMC) and Dearborn, with respect to the Grant Park Multi. In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that EMC, established in 1988, currently managed approximately $319 million in assets. They noted that the firm offered investors diversified portfolios of global commodity and financial instruments. They further noted that Dearborn owned a substantial minority interest in EMC. The Trustees reviewed the key personnel responsible for sub-advising the Fund and discussed their financial and futures industry experience. The Trustees noted that the sub-adviser provided the Fund with a multi-alternative, quantitatively driven strategy comprised of four sub-strategies, each managed independently by the sub-adviser. The Trustees observed that the sub-adviser managed each sub-strategy utilizing proprietary algorithms and models. They discussed the sub-adviser’s approach to risk management. The Trustees noted the sub-adviser’s business emphasized the use of technology and observed that the firm’s business continuity plan was robust. The Trustees reviewed the sub-adviser’s process for monitoring compliance with the Fund’s investment limitations and for executing trades. The Trustees noted the adviser’s long-standing relationship with the sub-adviser and observed that the adviser was highly satisfied with the sub-adviser’s service and reputation. The Trustees concluded that EMC had provided high quality service to the adviser, the Fund and its shareholders.

Performance. The Trustees noted that EMC was the sole sub-adviser to the Fund. They reviewed the historical performance of the Fund, noting that it had outperformed its benchmark, peer group and Morningstar category over all periods presented and that the Fund had shown some recent improvements in performance. They

Grant Park Multi Alternative Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2019

also noted that the Fund exhibited a high level of volatility. They observed the Fund’s Sharpe and Sortino ratios, noting that although they were generally less than one, such metrics were consistent with other funds in the Morningstar category. They reasoned that the Fund was achieving its objective of providing positive absolute returns and had performed well as compared to its peer group and Morningstar category. The Trustees concluded that the sub-adviser was essential to the favorable returns and consistency of performance.

Fees and Expenses. The Trustees reviewed the sub-advisory fee of 0.40%, noting the sub-adviser received a portion of the Fund’s overall advisory fee. They noted the sub-advisory fee was materially lower than the average fee charged by the sub-adviser to other clients and that the adviser indirectly receives a portion of the sub-advisory fee as a minority owner of EMC. The Trustees concluded that the sub-advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there were economies of scale with respect to the management of the Fund, but agreed that economies of scale was a Fund level issue and should be considered with respect to the Fund’s overall advisory agreement and fee.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser. They considered whether the firm earned a fair entrepreneurial profit in connection with its relationship with the Fund. They noted the sub-adviser earned a modest profit during the prior year in terms of actual dollars, although solid in terms of percentage of revenue. The Trustees concluded that excessive profitability was not a concern.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee was not unreasonable and that renewal of the agreement was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Grant Park Multi Alternative Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

9/30/19 – NLFT_v2

Grant Park Multi Alternative Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2019, the Trust was comprised of 77 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s advisor. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s advisor.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-501-4758.

9/30/19 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-501-4758 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file the complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-501-4758.

INVESTMENT ADVISOR
Dearborn Capital Management, LLC
555 W. Jackson Boulevard, Suite 600
Chicago, IL 60661

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $18,750

2018 - $21,000

(b)	Audit-Related Fees

2019 - None

2018 - None

(c)	Tax Fees

2019 - $6,200

2018 - $6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 – None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2018    2019%

Audit-Related Fees:            0.00% 0.00%

Tax Fees:             0.00% 0.00%

All Other Fees:             0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $6,200

2018 - $6,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/9/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/9/2019

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 12/9/2019